------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 28, 1998


                    Structured Asset Securities Corporation
          -------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                     33-99598                  74-2440850
    --------------------------      ----------                ------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
          of Incorporation)        File Number)        Identification No.)


             200 Vesey Street
          New York, New York                             10285
          ------------------                         ----------------
         (Address of Principal                              (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (212) 526-5594


                                   No Change
          -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events./F1/

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-2, Class A, Class M-1, Class M-2, Class B, Class X and Class R Certificates (the "Certifi-cates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated January 28, 1998, and a Prospectus, dated May 21, 1996 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on  Form S-3  (No. 33-99598) (the  "Registration
Statement").   The Computational Materials  are incorporated  by reference in the  Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.


     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.




-----------------
/F1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1      Computational Materials. (P)


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                  CORPORATION


                              By: /s/ Stanley Labinowski
                               ----------------------------
                                    Name: Stanley Labinowski
                                    Title: Vice President




Dated: January 28, 1998


                                EXHIBIT INDEX



Exhibit No.                   Description                   Page No.


99.1                     Computational Materials           P


                 EXHIBIT 99.1     COMPUTATIONAL MATERIALS (P)

                    (To be filed on Form SE pursuant to a
                        continuing hardship exemption)